                                                                   EXHIBIT 23(B)

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
ELECTRONIC DATA SYSTEMS CORPORATION:

     We hereby consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG PEAT MARWICK LLP

Dallas, Texas

December 12, 1994